UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

NFiniTi inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52273

(Commission File Number)

88-0435998

 (IRS Employer Identification No.)

80 W. Liberty Street, Suite 880

Reno, Nevada 89501

(Address of principal executive offices)(Zip Code)

(778) 372-9794

Registrant’s telephone number, including area code

Pampana 18, La Cruz, C.P. 63734

La Cruz de Huanacaxtle

Navarit, Mexico

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.  The agreements and transactions pursuant to the Share Exchange Agreement were consummated on February 13, 2025.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Summit Consumer Products, Artisan Beverages’s sole stockholder, is the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The issuance of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represents 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.

Brian Johnston is the President and Chief Executive Officer of both Artisan Beverages and Summit Consumer Products.  In connection with the Share Exchange Agreement, Brian Johnston was appointed President, Chief Executive Officer, President, Secretary and Treasurer and director of the Company, and Neville Joanes was appointed director.  Michael Noble resigned his positions as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company, but remains as a director.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston was the beneficial holder of 20,558,928 shares of common stock, or 32.5%, of the issued and outstanding shares of common stock of Artisan Beverages.  Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston acquired 5,139,732,000 shares of common stock, or 32.2% beneficial ownership, of the Company, by virtue of his 32.5% beneficial ownership of Summit Consumer Products.  The remaining 105 common shareholders of Summit Consumer Products acquired 10,648,846,500 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 67.5% beneficial ownership of Artisan Beverages.

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Artisan Beverages was incorporated on June 5, 2023, in the Delaware. The business of Artisan Beverages is now our principal business.  Artisan Beverages is an alcoholic beverage company that specializes in producing ready-to-drink cocktails. Artisan Beverages holds the exclusive license to manufacture TGI Fridays-branded beverages in countries  across the Western Hemisphere. Additionally, Artisan Beverages owns the Tipsy Tails brand, which features a variety of canned cocktails. The company intends to initiate production in the eastern United States and Mexico, with plans for future expansion into Central America.

Our executive offices are located at Pampana 18, La Cruz, C.P. 63734, La Cruz de Huanacaxtle, Navarit, Mexico, and our telephone number is +52 3221984348.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

As described in Item 1.01 above, on we completed the acquisition of Artisan Beverages pursuant to the Share Exchange Agreement. The disclosures in Item 1.01 of this Form 8-K regarding the transactions contemplated by the Share Exchange Agreement are incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Share Exchange Agreement. Accordingly, pursuant to the requirements of Item 2.01(f) of Form 8-K, set forth below is the information that would be required if the Company was required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock, which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Share Exchange Agreement. The information provided below relates to the combined operations of the Company after the acquisition of Artisan Beverages, except that information relating to periods prior to the date of the reverse acquisition only relate to Artisan Beverages and its consolidated subsidiaries unless otherwise specifically indicated.

Our Corporate History and Background

The Company was incorporated on January 23, 2012, under the laws of the State of Nevada, under the name “American Oil and Gas Inc.”  The Company changed its name to “NFiniTi inc.” on December 30, 2021.

Michael Noble has served as Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and a director since October 30, 2020.  On February 10, 2025, Brian Johnston acquired approximately 5,139,732,000, or approximately 32.3%, of the issued and outstanding shares of common stock of the Company on such date.

Effective February 13, 2025, Brian Johnston was appointed as President, Secretary, and Treasurer and a Director of the Company, and Neville Joanes was appointed a director of the Company.   Effective February 13, 2025, Michael Noble resigned his offices as Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, but remains as a director, with Messrs. Johnston and Joanes.

The Company does not have any current plans, arrangements, discussions or intentions, whether written or oral, to engage in a merger or acquisition with an identified or unidentified company or person to be used as a vehicle for a private company to become a reporting company.

From inception until November 24, 2021, was to locate and lease existing wells for reactivation for the production of oil and gas that we would then sell, through an operator, to oil and gas brokers and gatherers. The plan also included the idea that gas sometimes may be sold directly to the public utility companies.  From November 24, 2021, February 10, 2025, when we completed our reverse acquisition of Artisan Beverages, our business was to pursue other business opportunities to increase shareholder value.

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Reverse Acquisition of Artisan Beverages

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Summit Consumer Products, Artisan Beverages’s sole stockholder, is the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The issuance of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represents 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.

Brian Johnston was the President and Chief Executive Officer of both Artisan Beverages and Summit Consumer Products.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston was the beneficial holder of 20,558,928 shares of common stock, or 32.5%, of the issued and outstanding shares of common stock of Artisan Beverages.  Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston acquired 5,139,732,000 shares of common stock, or 32.2% beneficial ownership, of the Company, by virtue of his 32.5% beneficial ownership of Summit Consumer Products.  The remaining 105 common shareholders of Summit Consumer Products acquired 10,648,846,500 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 67.5% beneficial ownership of Artisan Beverages.

As a result of the closing of the Share Exchange Agreement, Artisan Beverages is now a wholly-owned subsidiary of the Company.

The share exchange transaction with Artisan Beverages was treated as a reverse acquisition, with Artisan Beverages as the acquiror and the Company as the acquired party. Unless the context suggests otherwise, when we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Artisan Beverages.

Organization & Subsidiaries

We have one operating subsidiary, Artisan Beverages, Inc., a Delaware corporation.

Overview of Artisan Beverages

Our wholly owned subsidiary, Artisan Beverages was incorporated on June 5, 2023, in the Delaware.

The business of Artisan Beverages is now the principal business of the Company.  Artisan Beverages is a alcoholic beverage company that specializes in producing ready-to-drink cocktails. They hold the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere.  Our strategy to grow our business is to contact and enter into agreements with manufacturers and distributors in each country where we have a license to sell TGI Friday’s beverages, and then market and sell those beverages in such countries.  Our ability to create, maintain and expand a distribution network and attract additional distributors, retailers and brokers will depend on a number of factors. Some of these factors include (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products, and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers.  Part of our growth strategy is to create a system to garner and analyze the information needed to accurately understand these factors.

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Artisan Beverages principal administrative offices are located at Pampana 18, La Cruz, C.P. 63734, La Cruz de Huanacaxtle, Navarit, Mexico, and our telephone number is +52 3221984348.

Summary Financial Information

The tables and information below are derived from our audited financial statements as of October 31, 2024.

October 31, 2024
Financial Summary
Cash and Cash Equivalents	$-0-
Total Assets	-0-
Total Liabilities	(190,452)
Total Stockholders’ Equity (Deficit)	$-0-

Business and Products

We plan to  manufacture, through third party facilities, and distribute several brands of alcoholic beverages.  We intend to own some beverage brands while managing other beverage brands.  Artisan Beverages is a alcoholic beverage company that specializes in producing ready-to-drink cocktails. They hold the exclusive license to manufacture TGI Fridays-branded beverages across the Western Hemisphere. Additionally, Artisan owns the Tipsy Tails brand, which features a variety of canned cocktails. The company intends to initiate production in the eastern United States and Mexico, with plans for future expansion into Central America.

Artisan Beverages was originally incorporated in the State of Delaware for the purpose of acquiring the rights under a license agreement with TGI Friday’s Inc. (“TGI Friday’s”) for the right to use the TGI Friday’s brand in connection with manufacturing and selling certain beverages.

Our license agreement with TGI Friday’s, grants us an exclusive license to manufacture, market, distribute and sell TGI Friday’s alcoholic beverages, including ready-to-drink malt and sugar brew alcohol-based beverages packaged for sale in traditional department, mid-tier and specialty stores, direct mail catalogs, mass merchant retail establishments, warehouse clubs, grocery stores, national drug store chains, and convenience stores.

Strategy

Our strategy to grow our business is to contact and enter into agreements with manufacturers and distributors in each country where we have a license to sell TGI Friday’s beverages, and then market and sell those beverages in such countries.  Our ability to create, maintain and expand a distribution network and attract additional distributors, retailers and brokers will depend on a number of factors. Some of these factors include (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products, and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers.  Part of our growth strategy is to create a system to garner and analyze the information needed to accurately understand these factors.

Government Regulation and Approvals

We are not aware of any governmental regulations or approvals for any of our products. We do not believe that we are subject to any government regulations relating to the ownership and licensing of our intellectual property.

Employees

As of the date hereof, we have 1 non-employee officer, Brian Johnston, who operates our company.

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DESCRIPTION OF PROPERTIES

Our executive offices are located at Pampana 18, La Cruz, C.P. 63734, La Cruz de Huanacaxtle, Navarit, Mexico, and our telephone number is +52 3221984348.  We do not own any real estate or other physical properties.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this Form 8-K before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

RISKS RELATING TO OUR COMPANY

Our auditors have expressed substantial doubt about our ability to continue as a going concern.

Our audited financial statements for the years ended October 31, 2024 and 2023, were prepared assuming that we will continue our operations as a going concern.  Our wholly-owned subsidiary, Artisan Beverages, was incorporated on June 5, 2023, and had net revenues of $0, and a net loss of $156,322, at October 31, 2024.  As a result, our independent accountants in their audit report have expressed substantial doubt about our ability to continue as a going concern. Continued operations are dependent on our ability to complete equity or debt financings or generate profitable operations.  Such financings may not be available or may not be available on reasonable terms. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.

If our estimates related to future expenditures are erroneous or inaccurate, our business will fail and you could lose your entire investment.

Our success is dependent in part upon the accuracy of our management’s estimates of our future cost expenditures for legal and accounting services (including those we expect to incur as a publicly reporting company), for website and mobile application marketing and development expenses, and for administrative expenses, which management estimates to be approximately $1,000,000 over the next twelve months. If such estimates are erroneous or inaccurate, or if we encounter unforeseen costs, we may not be able to carry out our business plan, which could result in the failure of our business and the loss of your entire investment.

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Potential disputes related to the existing agreement pursuant to which we purchased the intellectual property rights underlying our business could result in the loss of rights that are material to our business.

The acquisition of the intellectual property of Artisan Beverages, by way of the Share Exchange Agreement, by and among the Company, Artisan Beverages, and the holders of common shares of Artisan Beverages, is of critical importance to our business and involves complex legal, business, and accounting issues. Although we have clear title to and no restrictions to use our intellectual property, disputes may arise regarding the Share Exchange Agreement, including but not limited to, the breaches of representations or other interpretation-related issues. If disputes over intellectual property that we have acquired under the Share Exchange Agreement prevent or impair our ability to maintain our current intellectual property, we may be unable to successfully develop and commercialize our business.

If we are not able to develop out business as anticipated, we may not be able to generate meaningful revenues or achieve meaningful profitability and you may lose your investment.

Our wholly-owned subsidiary, Artisan Beverages, was incorporated on June 5, 2023, and our net loss for the years ended October 31, 2024 and December 31, 2023, was $156,322 and $34,130 respectively. We have few customers, and we have earned limited revenues to date. Our business prospects are difficult to predict because of our limited operating history, and unproven marketing strategy. Our primary business activities will be focused on the operation of our beverage business. Although we believe that our business plan has significant profit potential, we may not attain profitable operations and our management may not succeed in realizing our business objectives. If we are not able to develop our business as anticipated, we may not be able to generate revenues or achieve profitability and you may lose your entire investment.

Potential disputes related to the existing agreement pursuant to which we purchased the intellectual property rights underlying our business could result in the loss of rights that are material to our business.

The acquisition of the intellectual property of Artisan Beverages, by way of the Share Exchange Agreement, by and among the Company, Artisan Beverages, and the holders of ordinary shares of Artisan Beverages, is of critical importance to our business and involves complex legal, business, and scientific issues. Although we have clear title to and no restrictions to use our intellectual property, disputes may arise regarding the Share Exchange Agreement, including but not limited to, the breaches of representations or other interpretation-related issues. If disputes over intellectual property that we have acquired under the Share Exchange Agreement prevent or impair our ability to maintain our current intellectual property, we may be unable to successfully develop and commercialize our business.

We expect to suffer losses in the immediate future that may cause us to curtail or discontinue our operations.

We expect to incur operating losses in future periods. These losses will occur because have limited revenues to offset the expenses associated with the development of brand and our business operations, generally. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate meaningful revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will almost certainly fail.

We may not be able to execute our business plan or stay in business without additional funding.

Our ability to generate future operating revenues depends in part on whether we can obtain the financing necessary to implement our business plan. We will likely require additional financing through the issuance of debt and/or equity in order to establish profitable operations, and such financing may not be forthcoming. As widely reported, the global and domestic financial markets have been extremely volatile in recent months. If such conditions and constraints continue or if there is no investor appetite to finance our specific business, we may not be able to acquire additional financing through credit markets or equity markets. Even if additional financing is available, it may not be available on terms favorable to us. At this time, we have not identified or secured sources of additional financing. Our failure to secure additional financing when it becomes required will have an adverse effect on our ability to remain in business.

Demand for our products may be adversely affected by changes in consumer preferences or any inability on our part to innovate, market or distribute our products effectively, and any significant reduction in demand could adversely affect our business, financial condition or results of operations.

Our beverage portfolio is comprised of a number of unique brands with reputations and consumer imagery that have been built over time. Our investments in marketing as well as our strong commitment to product quality are intended to have a favorable impact on brand image and consumer preferences. If we do not adequately anticipate and react to changing demographics, consumer and economic trends, health concerns and product preferences, our financial results could be adversely affected.

Additionally, failure to introduce new brands, products or product extensions into the marketplace as current ones mature and to meet the changing preferences of consumers could prevent us from gaining market share and achieving long-term profitability. Product lifecycles can vary and consumer preferences and loyalties change over time. Although we try to anticipate these shifts and innovate new products to introduce to our consumers, we may not succeed. Consumer preferences also are affected by factors other than taste, such as health and nutrition considerations and obesity concerns, shifting consumer needs, changes in consumer lifestyles, increased consumer information and competitive product and pricing pressures. Sales of our products may be adversely affected by negative publicity associated with these issues. If we do not adequately anticipate or adjust to respond to these and other changes in consumer preferences, we may not be able to maintain and grow our brand image and our sales may be adversely affected.

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We operate in a highly competitive industry and may face increased competition.

We operate in the beverage industry and face strong competition in terms of distribution, brand recognition, taste, quality, price, availability, and product positioning. The market is highly fragmented, and the resources of our competitors may increase due to mergers, consolidations or alliances, and we will face new competitors in the future. Our main competitors include a plethora of established and new beverage brands. In addition, as we seek to expand our market share and to penetrate into new markets, we may have difficulty competing. From time to time in response to competitive and customer pressures or to maintain market share, we may be forced to reduce our selling prices or increase or reallocate spending on marketing, advertising, or promotions in order to compete. These types of actions could decrease our profit margins. Such pressures may also restrict our ability to increase our selling prices in response to raw material and other cost increases. In light of the strong competition that we currently face, and which may intensify in the future, there can be no assurance that we will be able to increase the sales of our products or even maintain our past levels of sales, or that our profit margins will not be reduced. If we are unable to increase our product sales or to maintain our past levels of sales and profit margins, our business, financial condition, results of operations and prospects may be materially and adversely affected.

We compete in an industry that is brand-conscious, so brand name recognition and acceptance of our products are critical to our success.

Our business is dependent upon awareness and market acceptance of our products and brands by our target markets. In addition, our business depends on acceptance by our independent distributors and retailers of our brands as beverage brands that have the potential to provide incremental sales growth. If we are not successful in the revitalization and growth of our brand and product offerings, we may not achieve and maintain satisfactory levels of acceptance by independent distributors and retail consumers. Any failure of our brand to maintain or increase acceptance or market penetration would likely have a material adverse effect on our revenues and financial results.

Our business is subject to a variety of U.S. and foreign laws, many of which are unsettled and still developing and which could subject us to claims or otherwise harm our business.

We are subject to a variety of laws in the United States and abroad, including laws regarding the manufacturing, distribution, and marketing of alcoholic beverages, and consumer protection, that are frequently evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting, particularly outside the United States.  It is also likely that if our business grows and evolves and our solutions are used in a greater number of countries, we will become subject to laws and regulations in additional jurisdictions. It is difficult to predict how existing laws will be applied to our business and the new laws to which we may become subject.

If we are not able to comply with these laws or regulations or if we become liable under these laws or regulations, we could be directly harmed, and we may be forced to implement new measures to reduce our exposure to this liability. This may require us to expend substantial resources or to discontinue certain products or features, which would negatively affect our business. In addition, the increased attention focused upon liability issues as a result of lawsuits and legislative proposals could harm our reputation or otherwise impact the growth of our business. Any costs incurred to prevent or mitigate this potential liability could also harm our business and operating results.

Legislative or regulatory changes that affect our products, including new taxes, could reduce demand for products or increase our costs.

Taxes imposed on the sale of certain of our products by federal, state and local governments in the United States, or other countries in which we operate could cause consumers to shift away from purchasing our beverages. Several municipalities in the United States have implemented or are considering implementing taxes on the sale of certain “sugared” beverages, including non-diet soft drinks, fruit drinks, teas and flavored waters to help fund various initiatives. These taxes could materially affect our business and financial results.

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Our reliance on distributors, retailers and brokers could affect our ability to efficiently and profitably distribute and market our products, maintain our existing markets and expand our business into other geographic markets.

Our ability to maintain and expand our existing markets for our products, and to establish markets in new geographic distribution areas, is dependent on our ability to establish and maintain successful relationships with reliable distributors, retailers and brokers strategically positioned to serve those areas. Most of our distributors, retailers and brokers sell and distribute competing products, including non-alcoholic and alcoholic beverages, and our products may represent a small portion of their businesses. The success of this network will depend on the performance of the distributors, retailers and brokers of this network. There is a risk that the mentioned entities may not adequately perform their functions within the network by, without limitation, failing to distribute to sufficient retailers or positioning our products in localities that may not be receptive to our product. Our ability to incentivize and motivate distributors to manage and sell our products is affected by competition from other beverage companies, some of which may have greater resources than we do. To the extent that our distributors, retailers and brokers are distracted from selling our products or do not employ sufficient efforts in managing and selling our products, including re-stocking the retail shelves with our products, our sales and results of operations could be adversely affected. Furthermore, such third-parties’ financial position or market share may deteriorate, which could adversely affect our distribution, marketing and sales activities.

Our ability to maintain and expand our distribution network and attract additional distributors, retailers and brokers will depend on a number of factors, some of which are outside our control, such as (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products; and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers.

We may not be able to successfully manage all or any of these factors in any of our current or prospective geographic areas of distribution. Our inability to achieve success with regards to any of these factors in a geographic distribution area will have a material adverse effect on our relationships in that particular geographic area, thus limiting our ability to maintain or expand our market, which will likely adversely affect our revenues and financial results.

It is difficult to predict the timing and amount of our sales because our distributors are not required to place minimum orders with us.

Our independent distributors and national accounts are not required to place minimum monthly or annual orders for our products. In order to reduce their inventory costs, independent distributors typically order products from us on a “just in time” basis in quantities and at such times based on the demand for the products in a particular distribution area. Accordingly, we cannot predict the timing or quantity of purchases by any of our independent distributors or whether any of our distributors will continue to purchase products from us in the same frequencies and volumes as they may have done in the past. Additionally, our larger distributors and national partners may make orders that are larger than we have historically been required to fill. Shortages in inventory levels, supply of raw materials or other key supplies could negatively affect us.

If we fail to promote and maintain our brand in an effective and cost-efficient way, our business and results of operations may be harmed.

We believe that developing and maintaining awareness of our brand effectively is critical to attracting new and retaining existing customers. Successful promotion of our brand and our ability to attract customers depends largely on the effectiveness of our marketing efforts and the success of the channels we use to promote our services. It is likely that our future marketing efforts will require us to incur significant additional expenses. These efforts may not result in increased revenues in the immediate future or at all and, even if they do, any increases in revenues may not offset the expenses incurred. If we fail to successfully promote and maintain our brand while incurring substantial expenses, our results of operations and financial condition would be adversely affected, which may impair our ability to grow our business.

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If we do not adequately manage our inventory levels, our operating results could be adversely affected.

We need to maintain adequate inventory levels to be able to deliver products to distributors on a timely basis. Our inventory supply depends on our ability to correctly estimate demand for our products. Our ability to estimate demand for our products is imprecise, particularly for new products, seasonal promotions and new markets. If we materially underestimate demand for our products or are unable to maintain sufficient inventory of raw materials, we might not be able to satisfy demand on a short-term basis. If we overestimate distributor or retailer demand for our products, we may end up with too much inventory, resulting in higher storage costs, increased trade spend and the risk of inventory spoilage. If we fail to manage our inventory to meet demand, we could damage our relationships with our distributors and retailers and could delay or lose sales opportunities, which would unfavorably impact our future sales and adversely affect our operating results. In addition, if the inventory of our products held by our distributors and retailers is too high, they will not place orders for additional products, which would also unfavorably impact our sales and adversely affect our operating results.

 If we fail to maintain relationships with our independent contract manufacturers, our business could be harmed.

We do not manufacture TGI Fridays drinks but instead outsource the manufacturing process to third-party bottlers and independent contract manufacturers (co-packers). We do not own the plants or the majority of the equipment required to manufacture and package these brands. Our ability to maintain effective relationships with contract manufacturers and other third parties for the production and delivery of our beverage products in a particular geographic distribution area is important to the success of our operations within each distribution area. We may not be able to maintain our relationships with current contract manufacturers or establish satisfactory relationships with new or replacement contract manufacturers, whether in existing or new geographic distribution areas. The failure to establish and maintain effective relationships with contract manufacturers for a distribution area could increase our manufacturing costs and thereby materially reduce gross profits from the sale of our products in that area. Poor relations with any of our contract manufacturers could adversely affect the amount and timing of product delivered to our distributors for resale, which would in turn adversely affect our revenues and financial condition. In addition, our agreements with our contract manufacturers are terminable at any time, and any such termination could disrupt our ability to deliver products to our customers.

Disruption within our supply chain, contract manufacturing or distribution channels could have an adverse effect on our business, financial condition and results of operations.

Our ability, through our suppliers, business partners, contract manufacturers, independent distributors and retailers, to make, move and sell products is critical to our success. Damage or disruption to our suppliers or to manufacturing or distribution capabilities due to weather, natural disaster, fire or explosion, terrorism, pandemics such as influenza COVID-19, labor strikes or other reasons, could impair the manufacture, distribution and sale of our products. Many of these events are outside of our control. Failure to take adequate steps to protect against or mitigate the likelihood or potential impact of such events, or to effectively manage such events if they occur, could adversely affect our business, financial condition and results of operations.

The loss of the services of Brian Johnston, our Chief Executive Office and a director, and majority shareholder, or our failure to timely identify and retain competent personnel could negatively impact our ability to develop our website and sell our services.

We are highly dependent on Brian Johnston, who is our Chief Executive Officer and a director, and beneficially owns approximately 32.3% of our issued and outstanding shares of common stock. The development of our business will continue to place a significant strain on our limited personnel, management, and other resources. Our future success depends upon the continued services of our executive officers who are developing our business, and on our ability to identify and retain competent consultants and employees with the skills required to execute our business objectives. The loss of the services of Mr. Johnston or our failure to timely identify and retain competent personnel would negatively impact our ability to develop our business and license our brand, which could adversely affect our financial results and impair our growth.

We incur costs associated with SEC reporting compliance, which may significantly affect our financial condition.

The Company made the decision to become an SEC “reporting company” in order to comply with applicable laws and regulations. We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys’ fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $500,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

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We may be required to incur significant costs and require significant management resources to evaluate our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and any failure to comply or any adverse result from such evaluation may have an adverse effect on our stock price.

As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. This report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities. Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. No assurance can be given that we will be able to fully comply with Section 404 or that we and our independent registered public accounting firm would be able to conclude that our internal control over financial reporting is effective at fiscal year-end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

We may not be able to meet the internal control reporting requirements imposed by the SEC resulting in a possible decline in the price of our common stock and our inability to obtain future financing.

As directed by Section 404 of the Sarbanes-Oxley Act, the SEC adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports. Although the Dodd-Frank Wall Street Reform and Consumer Protection Act exempts companies with a public float of less than $75 million from the requirement that our independent registered public accounting firm attest to our financial controls, this exemption does not affect the requirement that we include a report of management on our internal control over financial reporting and does not affect the requirement to include the independent registered public accounting firm’s attestation if our public float exceeds $75 million.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule. Regardless of whether we are required to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, if we are unable to do so, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the SEC, which could also adversely affect the market for and the market price of our common stock and our ability to secure additional financing as needed.

If we encounter product recalls or other product quality issues, our business may suffer.

Product quality issues, real or imagined, or allegations of product contamination, even when false or unfounded, could tarnish our image and could cause consumers to choose other products. In addition, because of changing government regulations or implementation thereof, or allegations of product contamination, we may be required from time to time to recall products entirely or from specific markets. Product recalls could affect our profitability and could negatively affect brand image.

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Our business is subject to many regulations and noncompliance is costly.

The production, marketing and sale of our beverages, including contents, labels, caps and containers, are subject to the rules and regulations of various federal, provincial, state and local health agencies. If a regulatory authority finds that a current or future product or production batch or “run” is not in compliance with any of these regulations, we may be fined, or production may be stopped, which would adversely affect our financial condition and results of operations. Similarly, any adverse publicity associated with any noncompliance may damage our reputation and our ability to successfully market our products. Furthermore, the rules and regulations are subject to change from time to time and while we closely monitor developments in this area, we cannot anticipate whether changes in these rules and regulations will impact our business adversely. Additional or revised regulatory requirements, whether labeling, environmental, tax or otherwise, could have a material adverse effect on our financial condition and results of operations.

Significant additional labeling or warning requirements may inhibit sales of affected products.

Various jurisdictions may seek to adopt significant additional product labeling or warning requirements relating to the chemical content or perceived adverse health consequences of certain of our products. These types of requirements, if they become applicable to one or more of our products under current or future environmental or health laws or regulations, may inhibit sales of such products. In California, a law requires that a specific warning appear on any product that contains a component listed by the state as having been found to cause cancer or birth defects. This law recognizes no generally applicable quantitative thresholds below which a warning is not required. If a component found in one of our products is added to the list, or if the increasing sensitivity of detection methodology that may become available under this law and related regulations as they currently exist, or as they may be amended, results in the detection of an infinitesimal quantity of a listed substance in one of our beverages produced for sale in California, the resulting warning requirements or adverse publicity could affect our sales.

We are subject to risks inherent in sales of products in international markets.

Our operations outside of the United States, contribute to our revenue and profitability, and we believe that developing and emerging markets could present future growth opportunities for us. However, there can be no assurance that existing or new products that we manufacture, distribute or sell will be accepted or be successful in any particular foreign market, due to local or global competition, product price, cultural differences, and consumer preferences or otherwise. There are many factors that could adversely affect demand for our products in foreign markets, including our inability to attract and maintain key distributors in these markets; volatility in the economic growth of certain of these markets; changes in economic, political or social conditions, the status and renegotiations of the North American Free Trade Agreement, imposition of new or increased labeling, product or production requirements, or other legal restrictions; restrictions on the import or export of our products or ingredients or substances used in our products; inflationary currency, devaluation or fluctuation; increased costs of doing business due to compliance with complex foreign and U.S. laws and regulations. If we are unable to effectively operate or manage the risks associated with operating in international markets, our business, financial condition or results of operations could be adversely affected.

Water scarcity and poor quality could negatively impact our costs and capacity.

Water is a main ingredient in substantially all of our products, is vital to the production of the agricultural ingredients on which our business relies and is needed in our manufacturing process. It also is critical to the prosperity of the communities we serve. Water is a limited resource in many parts of the world, facing unprecedented challenges from overexploitation, increasing demand for food and other consumer and industrial products whose manufacturing processes require water, increasing pollution and emerging awareness of potential contaminants, poor management, lack of physical or financial access to water, sociopolitical tensions due to lack of public infrastructure in certain areas of the world and the effects of climate change. As the demand for water continues to increase around the world, and as water becomes scarcer and the quality of available water deteriorates, we may incur higher costs or face capacity constraints and the possibility of reputational damage, which could adversely affect our profitability or net operating revenues in the long run.

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It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets outside the United States.

Substantially all of our assets are currently located outside of the United States. Additionally, our Chief Executive Officer and directors reside outside of the United States, in Hong Kong.  As a result, it may not be possible for United States investors to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws. Moreover, we have been advised Hong Kong and the PRC do not have a treaty providing for the reciprocal recognition and enforcement of judgments of courts with the United States. Further, there are no extradition treaties now in effect between the United States and, on the other hand, Hong Kong and China, which would permit effective enforcement of criminal penalties of the Federal securities laws.

RISKS ASSOCIATED WITH OUR SECURITIES

Our shares of common stock presently has a limited trading market, with no substantive daily trading volume, and the price may not reflect our value and there can be no assurance that there will be an active market for our shares of common stock either now or in the future.

Although our common stock is quoted on the OTC Markets, our shares of common stock trade only nominally and the price of our common stock, if traded, may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. Market liquidity will depend on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. As a result holders of our securities may not find purchasers our securities should they to sell securities held by them. Consequently, our securities should be purchased only by investors having no need for liquidity in their investment and who can hold our securities for an indefinite period of time.

If a more active market should develop, the price of our shares of common stock may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in our securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

Our common stock is subject to the “penny stock” rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute “penny stock”. Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 450,000,000 shares of common stock issued and outstanding, with another 15,908,578,500 issuable, assuming consummation of the Share Exchange Agreement.  The future issuance of common stock and/or preferred stock will result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Our Chief Executive Officer and a director and officer beneficially owns a majority of our stock, and accordingly, collectively has control over stockholder matters, our business and management.

Brian Johnston, our Chief Executive Officer and a director, beneficially owns 5,139,732,000 shares of common stock, or 32.3% of our issued and outstanding shares of common stock.  As a result, Mr. Johnston has a substantial voting power in all matters submitted to our stockholders for approval including:

•	Election of our board of directors;
•	Removal of any of our directors;
•	Amendment of our Articles of Incorporation or bylaws;
•	Adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

As a result of his ownership and position, Mr. Johnston is able to substantially influence all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  In addition, the future prospect of sales of significant amounts of shares held by him could affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in our company may decrease.  Mr. Johnston’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

In addition, sales of significant amounts of shares held by our officers and directors, or the prospect of these sales, could adversely affect the market price of our common stock. Mr. Johnston’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell shares of our common stock.

Secondary trading in our common stock is possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a “secondary trading” exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering,

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Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of us.

Though not now, we may be or in the future we may become subject to Nevada’s control share law. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share laws.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder’s shares.

Nevada’s control share law may have the effect of discouraging takeovers of the corporation.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and “interested stockholders” for three years after the “interested stockholder” first becomes an “interested stockholder,” unless the corporation’s board of directors approves the combination in advance. For purposes of Nevada law, an “interested stockholder” is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “business combination” is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquiror to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage parties interested in taking control of us from doing so if it cannot obtain the approval of our board of directors.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition for the period from June 5, 2023 (inception) through December 31, 2024, should be read in conjunction with our financial statements, and the notes to those financial statements that are included elsewhere in this Form 8-K. References in this section to “we,” “us,” “our” or “Artisan Beverages” are to the consolidated business of Artisan Beverages.

Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Recent Developments

Reverse Acquisition of Artisan Beverages

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Summit Consumer Products, Artisan Beverages’s sole stockholder, is the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The issuance of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represents 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.  The agreements and transactions pursuant to the Share Exchange Agreement were consummated on February 13, 2025.

Brian Johnston was the President and Chief Executive Officer of both Artisan Beverages and Summit Consumer Products.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston was the beneficial holder of 20,558,928 shares of common stock, or 32.5%, of the issued and outstanding shares of common stock of Artisan Beverages.  Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston acquired 5,139,732,000 shares of common stock, or 32.2% beneficial ownership, of the Company, by virtue of his 32.5% beneficial ownership of Summit Consumer Products.  The remaining 105 common shareholders of Summit Consumer Products acquired 10,648,846,500 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 67.5% beneficial ownership of Artisan Beverages.

As a result of the share exchange, Artisan Beverages is now a wholly-owned subsidiary of the Company.

As a result of the controlling financial interest of the former stockholders of Artisan Beverages for financial statement reporting purposes, the merger between the Company and Artisan Beverages was treated as a reverse acquisition, with Artisan Beverages deemed the accounting acquirer and the Company deemed the accounting acquiree under the acquisition method of accounting in accordance with the Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of Artisan Beverages (the accounting acquirer) are carried forward to the Company (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of Artisan Beverages is being retroactively restated using the exchange ratio established in the Share Exchange Agreement to reflect the number of shares of the Company issued to effect the acquisition. The number of common shares issued and outstanding and the amount recognized as issued equity interests in the consolidated financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of Artisan Beverages, Inc. immediately prior to the business combination to the fair value of the Company determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the consolidated financial statements immediately post combination reflects the equity structure of Artisan Beverages, including the equity interests the legal acquirer issued to effect the combination.

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Artisan Beverages was incorporated on June 5, 2023, in the Delaware. We have generated only nominal revenues. The commercialization of our beverage business is in its incipient stages and must be developed before we can commercialize the our brand and generate any revenues.

12-MONTH PLAN OF OPERATION

We have not yet generated or realized any revenues from our business. In the next 12 months, we plan to increase our revenues by entering into agreements with manufacturers and distributors to make our products and then sell those products.   We also plan to create a method to maintain adequate inventory levels to be able to deliver products to distributors on a timely basis.  We believe that our inventory supply will depend on our ability to correctly estimate demand for our products, which necessitates making marketing studies in various geographical areas.  We intend to conduct those marketing studies in the next 12 months.

Results of Operations

The Fiscal Years Ended October 31, 2024 and 2023

For the years ended October 31, 2024 and 2023, we generated no revenues, respectively.

For the year ended October 31, 2024, we incurred operating expenses of $156,322, consisting of professional fees of $60,171, management fees of $96,000, and general and administrative expenses of $152.  By way of comparison, for the year ended October 31, 2023, we incurred operating expenses of $34,130, consisting of professional fees of $2,130, and management fees of $32,000.

We incurred net losses of $156,322 and $34,130 for the years ended October 31, 2024 and 2023, respectively. The following table provides selected financial data about our company at October 31, 2024 and 2023.

Balance Sheet Data	October 31, 2024	October 31, 2023
Cash and Cash Equivalents	$-0-	$-0-
Total Assets	$-0-	$-0-
Total Liabilities	$190,452	$34,130
Shareholders’ Deficit	$(190,452)	$(34,130)

Liquidity and Capital Resources

As of December 31, 2023, we had cash and cash equivalents of $0, and no accounts receivable deposits, prepayments or other receivables.

We do not believe that our current cash and other sources of liquidity discussed below are adequate to support general operations.

	Years Ended October 31,
	2024	2023
Net cash used in operating activities	$(54,322)	$(2,130)
Net cash provided by investing activities	$-0-	$-0-
Net cash provided by financing activities	54,322	2,130

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Net Cash Used In Operating Activities.

For the year ended October 31, 2024, net cash used in operating activities was $54,322, which consisted primarily of payments for management fees and professional fees.

For the year ended October 31, 2023, net cash used in operating activities was $2,130, which consisted primarily of payments for professional fees.

We expect to continue to rely on cash generated through financing from our existing shareholders and private placements of our securities, however, to finance our operations and future acquisitions.

Net Cash Provided By Investing Activities.

For the year ended October 31, 2024, there is no net cash provided by investing activities.

For the year ended October 31, 2023, there is no net cash provided by investing activities.

Net Cash Provided By Financing Activities.

For the year ended December 31, 2024, net cash provided by financing activities was $54,322 consisting primarily of proceeds from a loan from an officer of the Company.

For the year ended December 31, 2023, net cash provided by financing activities was $2,130, consisting primarily of proceeds from a loan from an officer of the Company.

Material hurdles remain until we can sell our products commercially. Our strategy to grow our business is to contact and enter into agreements with manufacturers and distributors in each country where we have a license to sell TGI Friday’s beverages, and then market and sell those beverages in such countries.  Our ability to create, maintain and expand a distribution network and attract additional distributors, retailers and brokers will depend on a number of factors. Some of these factors include (i) the level of demand for our brands and products in a particular distribution area; (ii) our ability to price our products at levels competitive with those of competing products, and (iii) our ability to deliver products in the quantity and at the time ordered by distributors, retailers and brokers.  Part of our growth strategy is to create a system to garner and analyze the information needed to accurately understand these factors.  We estimate that we need approximately $5,000,000 to complete such activities and that it would take approximately one year to complete such activities.  Additional funding will likely come from equity financing from the sale of our common stock, if we are able to sell such stock. If we are successful in completing an equity financing, existing shareholders will experience dilution of their interest in our Company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our activities. In the absence of such financing, our business will fail.   There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue the expansion of our business.

Off-Balance Sheet Arrangements

We have not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, we have not entered into any derivative contracts that are indexed to our own shares and classified as shareholders’ equity, or that are not reflected in our financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Moreover, we do not have any variable interest in an unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Limited Business History; Need for Additional Capital

There is no historical financial information about the Company upon which to base an evaluation of our performance. We have not generated any revenues from our business. We cannot guarantee we will be successful in our business plans. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration and/or development, and possible cost overruns due to price and cost increases in services. We have no intention of entering into a merger or acquisition within the next twelve months and we have a specific business plan and timetable to complete our 12-month plan of operation based on the success of the primary offering.

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We anticipate that additional funding, if required, will be in the form of equity financing from the sale of our common stock. However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of shares to fund additional expenditures. We do not currently have any arrangements in place for any future equity financing. Our limited operating history and our lack of significant tangible capital assets makes it unlikely that we will be able to obtain significant debt financing in the near future. If such financing is not available on satisfactory terms, we may be unable to continue or expand our business. Equity financing could result in additional dilution to existing shareholders.

Liquidity and Capital Resources

At February 10, 2025, we had a cash balance 0.  Such cash amount was not sufficient to commence our 12-month plan of operation. We will need to raise funds to commence our 12-month plan of operation and fund our ongoing operational expenses. Additional funding will likely come from equity financing from the sale of our common stock. If we are successful in completing equity financing, existing shareholders will experience dilution of their interest in our Company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our 12-month plan of operation and ongoing operational expenses. In the absence of such financing, our business will likely fail. There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our 12-month plan of operation and our business will fail.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Principles of Consolidation

The condensed consolidated financial statements include the financial statements of the Company, its subsidiaries and the VIE for which the Company is primary beneficiary. All significant inter-company transactions and balances between the Company, its subsidiaries and the VIE have been eliminated upon consolidation.

Estimates and Assumptions

The financial statements are prepared in conformity with US GAAP, which require the use of estimates, judgments, and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses in the periods presented. Management has made significant estimates in a variety of areas, including but not limited to allowance for doubtful accounts, inventories valuation, useful lives and residual values of long-lived assets and impairment for long-lived assets. Management believes that the accounting estimates employed are appropriate and the resulting balances are reasonable; however, due to the inherent uncertainties in making estimates, actual results could differ from the original estimates, requiring adjustments to these balances in future periods.

Foreign currency translation

The reporting currency is the United States Dollars (“USD”) and the functional currency is the Renminbi (“RMB”). An entity’s functional currency is the currency of the primary economic environment in which it operates, normally that is the currency of the environment in which it primarily generates and expends cash. Management’s judgment is essential to determine the functional currency by assessing various indicators, such as cash flows, sales price and market, expenses, financing and intercompany transactions and arrangements.

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Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and in banks.

Fair Value

Fair value is the price we would receive to sell an asset or pay to transfer a liability (exit price) in an orderly transaction between market participants. For assets and liabilities recorded or disclosed at fair value on a recurring basis, we determine fair value based on the following:

Level 1: The carrying value of cash and cash equivalents approximates fair value because of the short-term nature of these instruments. For equity and U.S. government treasury securities and commodity futures contracts, we use quoted prices in active markets for identical assets to determine fair value.

Level 2: When quoted prices in active markets for identical assets are not available, we determine the fair value of our available-for-sale securities and our over-the-counter forward contracts, collars and swaps based upon factors such as the quoted market price of similar assets or a discounted cash flow model using readily observable market data, which may include interest rate curves and forward and spot prices for currencies and commodities, depending on the nature of the investment. The fair value of our long-term debt is estimated based on the quoted market prices for the same or similar issues or on the current rates offered to us for debt of the same remaining maturities.

Level 3: We determine the fair value of our auction rate securities using an internally-developed valuation model, using inputs that include interest rate curves, credit and liquidity spreads and effective maturity. Assets and liabilities recognized or disclosed at fair value on a nonrecurring basis may include items such as property, plant and equipment, goodwill and other intangible assets, equity and other investments and other assets. We determine the fair value of these items using Level 3 inputs, as described in the related sections below.

Allowance of Accounts Receivable

The management regularly review the creditworthiness of our customers, and generally does not require collateral or other security from the customers.

The carrying value of accounts receivable is reduced by an allowance that reflects our best estimate of the amounts that will not be collected. We make estimations of the collectability of accounts receivable. Many factors are considered in estimating the allowance, including but not limited to reviewing delinquent accounts receivable, performing aging analyses and customer credit analyses, and analyzing historical bad debt records and current economic trends. Additional allowance for specific doubtful accounts might be made if our customers are unable to make payments due to their deteriorating financial conditions. The management has no significant credit risk associated with accounts receivable.

Inventories

Inventories are stated at the lower of cost (primarily moving average cost) or net realizable value. We record inventory reserves for obsolete and slow-moving inventory and for estimated shrinkage between physical inventory counts. Inventory reserves are based on inventory obsolescence trends, historical experience and application of the specific identification method. No inventory write-down was made in the years ended March 31, 2019 and 2018.

Property, plant and equipment, net

Property, plant and equipment are recorded at cost less accumulated depreciation. Major improvements that extend the useful life of property are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred.

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The depreciation method is summarized in the following table:

Category	Depreciation method	Salvage value rate	Estimated useful lives
Renovation cost	Straight-line	10%	10 years
Office equipment	Straight-line	20%-33%	3-5 years
Store equipment	Straight-line	20%-33%	3-5 years

The management reassesses the reasonableness of the estimates of useful lives and residual values of long-lived assets when events or changes in circumstances indicate that the useful lives and residual values of a major asset or a major category of assets may not be reasonable. Factors that we considers in deciding when to perform an analysis of useful lives and residual values of long-lived assets include, but are not limited to, significant variance of a business or product line in relation to expectations, significant deviation from industry or economic trends, and significant changes or planned changes in the use of the assets. The analysis will be performed at the asset or asset category with the reference to the assets’ conditions, current technologies, market, and future plan of usage and the useful lives of major competitors.

Impairment of long-lived assets other than goodwill

We evaluates its long-lived assets, including property, plant and equipment with finite lives, for impairment whenever events or changes in circumstances, such as a significant adverse change to.

Revenue Recognition

Revenues from fresh brewed drink and other products are recognized when the payment is tendered at the point of sale as the performance obligation has been satisfied. The payment made with different option through third party payment services provider, and the transaction is made through a customized point-of-sale system installed in each of the store. Revenue are report net of value added tax and discounts.

Other revenues primarily include training services, sales of equipment, and other materials to the platform store. Sales of these products and providing services are generally recognized upon shipment to customers or services rendered, depending on contract terms.

Cost of revenues

Cost of products consists of the purchase price of raw materials, electricity and other utilities, consumables, direct labor, overhead costs, depreciation of property, plant and equipment.

Income taxes

We use the asset and liability method in accounting for income taxes.  Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using the statutory tax rates in effect for the year in which the differences are expected to reverse.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date under the law. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that such asset will be realized.

We recognize a tax benefit associated with an uncertain tax position when, in management’s judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority. The Company has elected to classify interest and penalties related to an uncertain tax position, if any and when required, as general and administrative expenses.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 10, 2025, certain information regarding the ownership of the Company’s capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group.  Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 10, 2025 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 310,868,500 shares of common stock issued and outstanding on a fully diluted basis, as of February 10, 2025.

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percent of Common Stock(1)

Common Stock	Brian Johnston (3)	5,139,732,000	32.3%
Common Stock	Michael Watler	3,250,000,000	20.4%
Common Stock	Travis Winczura	1,535,845,000	9.6%
Common Stock	Leah Murjiru	1,419,036,000	8.9%
Common Stock	Greg Darroch	909,375,000	5.7%
Common Stock	Laurie Darroch	909,375,000	5.7%
Common Stock	Neville Joanes (4)	112,500	*
All directors and executive officers as a group (1 person)		5,139,844,500	32.3%

(1) As of February 10, 2025, we had 310,868,500 shares of common stock outstanding.

(2) Unless otherwise noted, the address of each person listed is c/o N, Pampana 18, La Cruz, C.P. 63734, La Cruz de Huanacaxtle, Navarit, Mexico, and our telephone number is +52 3221984348

(3) Appointed President, Secretary, Treasurer and director on February 7, 2025. 3,312,500,000 shares held by Verano Contracting Ltd., a British Columbia corporation, and 1,827,232,000 shares held by Tactical Funds Ltd., a British Columbia corporation. 1,535,845,000

(4) Appointed director on February 7, 2025.

*Less than 1%

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our executive officers and directors as of the date of this Form 8-K.

Name	Age	Positions

Brian Johnston	49	President, Secretary, Treasurer and Director
Neville Joanes	46	Director

Brian Johnston

President, Secretary, Treasurer and Director

Mr. Johnston, age 58, has served as our President and Chief Executive Officer, Secretary, Treasurer and a Director since February 10, 2025.  From October 2019 until October 2024, Mr. Johnston served as Chief Executive Officer of  Summit Consumer Products Inc.; President of Ennoble Beverages Inc.; and President of Ennoble Progressive Beverage Distribution Inc.

Neville Joanes

President, Secretary, Treasurer and Director

Mr. Joanes, age 46, has served as a Director since February 10, 2025.  Since January 2022, Mr. Joanes has served as Vice President of North Star Compliance and Regulatory Inc.  January 2021 until January 2022, he has served as Head of Wealth Solutions at Willow Real Estate Technologies. From January 2013 until January 2021, Mr. Joanes served as President of CI Direct Investing. Mr. Joanes earned a Bachelors of Engineering from Brunel University in 2002, and a Masters of Finance and Investment from Brunel University in 2005.

Employment Agreements

We have no employment agreement with any person.

Indemnification Agreements

The Company has no indemnification agreements with any officer or director of the Company.

Family Relationships

No family relationships exist between Brian Johnston and any person who is an affiliate of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Code of Ethics

We have not adopted a Code of Ethics but expect to adopt a Code of Ethics.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended December 31, 2024 and 2023:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Brian	2024	0	0	0	0	0	0	0	0
Johnston (1)	2023	0	0	0	0	0	0	0	0

Neville	2024	0	0	0	0	0	0	0	0
Joanes (2)	2023	0	0	0	0	0	0	0	0

Michael	2024	0	0	0	0	0	0	0	0
Noble (3)	2023	0	0	0	0	0	0	0	0

___________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended December 31, 2019, and through the date of filing of this Form 8-K.

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Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2019:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian Johnston (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Neville Joanes (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Michael Noble (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

___________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2024, and through the date of filing of this Form 8-K.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended December 31, 2024, and through the date of filing of this Form 8-K.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended December 31, 2019, and through the date of filing of this Form 8-K, provided for or contributed to by our company.

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DIRECTOR COMPENSATION

The following table sets forth director compensation as of December 31, 2024, and as the date of filing of this Form 8-K:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Brian Johnston (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Neville Joanes (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Michael Noble (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1)	Appointed President and Chief Executive Officer, Secretary, Treasurer and a Director on February 10, 2025.
(2)	Appointed Director on February 10, 2025.
(3)	Appointed President and Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a Director on October 30, 2020; resigned from all such positions on February 10, 2025.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has no equity compensation plans.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Summit Consumer Products, Artisan Beverages’s sole stockholder, is the beneficial holder of 1,000 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The issuance of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represents 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company.

Brian Johnston was the President and Chief Executive Officer of both Artisan Beverages and Summit Consumer Products.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston was the beneficial holder of 20,558,928 shares of common stock, or 32.5%, of the issued and outstanding shares of common stock of Artisan Beverages.  Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston acquired 5,139,732,000 shares of common stock, or 32.2% beneficial ownership, of the Company, by virtue of his 32.5% beneficial ownership of Summit Consumer Products.  The remaining 105 common shareholders of Summit Consumer Products acquired 10,648,846,500 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 67.5% beneficial ownership of Artisan Beverages.

Artisan Beverages was incorporated on June 5, 2023, in the Delaware. The business of Artisan Beverages is now our principal business.  Artisan Beverages is an alcoholic beverage company that specializes in producing ready-to-drink cocktails. Artisan Beverages holds the exclusive license to manufacture TGI Fridays-branded beverages in countries  across the Western Hemisphere. Additionally, Artisan Beverages owns the Tipsy Tails brand, which features a variety of canned cocktails. The company intends to initiate production in the eastern United States and Mexico, with plans for future expansion into Central America.

Our executive offices are located at Pampana 18, La Cruz, C.P. 63734, La Cruz de Huanacaxtle, Navarit, Mexico, and our telephone number is +52 3221984348.

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DIRECTOR INDEPENDENCE

Our board of directors is currently composed of two members, one of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that a director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules.  Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings. From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted on the over-the-counter markets, currently on the OTC Pink tier of the OTC Markets Group, Inc. (the “OTC Markets Group”), under the stock symbol “NFTN”.  As of February 10, 2025, the Company had 450,000,000 shares of common stock issued and outstanding.

Holders

As of February 10, 2025, there were approximately 131 holders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

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Penny Stock Regulations

The Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF OUR SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our articles of incorporation relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our articles of incorporation and our bylaws. You should read our articles of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Our authorized share capital consists of 450,000,000 shares of common stock, par value $0.001 per share. As of February 10, 2025, there were 450,000,000 shares of our common stock issued and outstanding.

Common Stock

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of our Board of Directors after taking into account various factors, including:

•	general business conditions;
•	industry practice;
•	our financial condition and performance;
•	our future prospects;
•	our cash needs and capital investment plans;
•	income tax consequences; and
•	the restrictions Nevada and other applicable laws and our credit arrangements then impose.

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If we liquidate or dissolve our business, the holders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full.

Our common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

Transfer Agent and Registrar

The transfer agent for our common stock is Securities Transfer Corporation, whose address is 2901 N. Dallas Parkway, Suite 380, Plano, Texas.  Securities Transfer Corporation’s telephone number is (469) 633-0101.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Subsection 7 of Section 78.138 of the Nevada Revised Statutes (the “Nevada Law”) provides that, subject to certain very limited statutory exceptions, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The statutory standard of liability established by Section 78.138 controls even if there is a provision in the corporation’s articles of incorporation unless a provision in the Company’s Articles of Incorporation provides for greater individual liability.

Subsection 1 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Law further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

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Subsection 1 of Section 78.751 of the Nevada Law provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Law, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the stockholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

Subsection 2 of Section 78.751 of the Nevada Law provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Law provides that indemnification pursuant to Section 78.7502 of the Nevada Law and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Law, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Law empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

The Bylaws of the Company provide for indemnification of Covered Persons substantially identical in scope to that permitted under the Nevada Law. Such Bylaws provide that the expenses of directors and officers of the Company incurred in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no other changes to our independent registered public accountants within the past two fiscal years.

Item 3.02 Unregistered Sales of Equity Securities.

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.

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Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  As a result of the share exchange, Artisan Beverages is now a wholly-owned subsidiary of the Company.

The Company offered and sold the 15,788,578,500 shares of common stock in reliance on the exemption from registration provided Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended.  The offering was made offshore of the US, solely to non-US persons, where no directed selling efforts were made in the US, and where offering restrictions were imposed.

Item 5.01 Changes in Control of Registrant.

As previously reported in Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 10, 2025, the Company’s then-sole director, Michael Noble, appointed Brian Johnston as Chief Executive Officer, President, Secretary, Treasurer and a director of the Company, appointed Neville Joanes a director, and Mr. Noble, then Company’s sole officer and director until such date, resigned as Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer.

On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 15,788,578,500 shares of common stock in consideration for all the issued and outstanding shares in Artisan Beverages.  Summit Consumer Products, Artisan Beverages’s sole stockholder, is the beneficial holder of 100 shares of common stock, or 100%, of the issued and outstanding shares of Artisan Beverages.  The issuance of the 15,788,578,500 shares issued to Artisan Beverages under the Share Exchange Agreement represents 99.2% of the issued and outstanding shares of common stock of the Company.  Summit Consumer Products has 106 shareholders, six of whom are now beneficial holders of 5% or more of the issued and outstanding common stock of the Company. The agreements and transactions pursuant to the Share Exchange Agreement were consummated on February 13, 2025.

Brian Johnston was the President and Chief Executive Officer of both Artisan Beverages and Summit Consumer Products.

Immediately prior to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston was the beneficial holder of 20,558,928 shares of common stock, or 32.5%, of the issued and outstanding shares of common stock of Artisan Beverages.  Giving effect to the closing of the transactions under the Share Exchange Agreement, Mr. Johnston acquired 5,139,732,000 shares of common stock, or 32.2% beneficial ownership, of the Company, by virtue of his 32.5% beneficial ownership of Summit Consumer Products.  The remaining 105 common shareholders of Summit Consumer Products acquired 10,648,846,500 shares of common stock under the Share Exchange Agreement, by virtue of their aggregate of 67.5% beneficial ownership of Artisan Beverages.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Share Exchange Agreement, effective February 13, 2025, Brian Johnston was appointed President, Chief Executive Officer, President, Secretary and Treasurer and director of the Company, and Neville Joanes was appointed director.  On February 13, 2025, Michael Noble resigned his positions as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company, but remains as a director.

Brian Johnston

President, Secretary, Treasurer and Director

Mr. Johnston, age 58, has served as our President and Chief Executive Officer, Secretary, Treasurer and a Director since February 10, 2025.  From October 2019 until October 2024, Mr. Johnston served as Chief Executive Officer of  Summit Consumer Products Inc.; President of Ennoble Beverages Inc.; and President of Ennoble Progressive Beverage Distribution Inc.

Neville Joanes

President, Secretary, Treasurer and Director

Mr. Joanes, age 46, has served as a Director since February 10, 2025.  Since January 2022, Mr. Joanes has served as Vice President of North Star Compliance and Regulatory Inc.  January 2021 until January 2022, he has served as Head of Wealth Solutions at Willow Real Estate Technologies. From January 2013 until January 2021, Mr. Joanes served as President of CI Direct Investing. Mr. Joanes earned a Bachelors of Engineering from Brunel University in 2002, and a Masters of Finance and Investment from Brunel University in 2005.

Neither Mr. Johnston nor Mr. Joanes have any agreement, arrangement or understanding with the Company with respect to employment, compensation or voting of beneficial ownership of securities of the Company.

Item 5.06 Change in Shell Company Status.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Form 8-K, which disclosure is incorporated herein by reference. On February 10, 2025, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common shares of Artisan Beverages. The holders of the common stock of Artisan Beverages consisted of 1 stockholder, Summit Consumer Products Inc., a British Columbia corporation (“Summit Consumer Products”). Summit Consumer Products has 106 stockholders.  As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, Artisan Beverages became our wholly-owned operating subsidiary and we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

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Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to Current Report on Form 8-K and incorporated herein by reference are Consolidated Financial Statements of Artisan Beverages Company Limited, a Delaware corporation, for the years ended October 31, 2024 and 2023.

Filed herewith as Exhibit 99.2 to Current Report on Form 8-K and incorporated herein by reference are Unaudited Condensed Consolidated Financial Statements of Artisan Beverages Company Limited, a Delaware corporation, for the years ended October 31, 2024 and 2023.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is Unaudited Pro Forma Condensed Combined Financial Information dated December 31, 2024, of NFiniTi inc. and its wholly owned subsidiary, Artisan Beverages Company Limited, a Delaware corporation.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) Exhibits:

Exhibit	Description

2.1

Share Exchange Agreement, dated February 10, 2025, by and among NFiniTi inc., Artisan Beverages, Inc., a Delaware corporation (“Artisan Beverages”), and the holders of common stock of Artisan Beverages.

10.1	License Agreement, dated April 19, 2024, by and between TGI Friday’s Inc, a New York corporation, and Artisan Beverages, Inc., a Delaware corporation.
99.1	Consolidated Financial Statements of Artisan Beverages, Inc., a Delaware corporation, for the years ended October 31, 2024 and 2023.
99.2	Unaudited Pro Forma Combined Financial Information dated October 31, 2024, of NFiniTi inc. and its Wholly-Owned Subsidiary, Artisan Beverages Company Limited, a Delaware corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NFINITI INC.

Date: February 13, 2025	By:	/s/ Brian Johnston
	Name:	Brian Johnston
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)

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